Property, Plant And Equipment, Net	6 Months Ended
Jun. 30, 2026
Property, Plant and Equipment, Net [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET
10.	PROPERTY, PLANT AND EQUIPMENT, NET

The details of property, plant and equipment, net are as follows:

	At June 30,	At December 31,
In thousands of USD	2026	2025
Construction in progress	729,429	134,172
Buildings	110,859	99,716
Land	12,469	6,620
Machinery	126,230	123,725
Electronic equipment	43,564	31,207
Leasehold improvements and property improvements	234,398	202,552
Containerized solution	37,676	46,174
GPU equipment	49,549	13,656
Mining rigs	1,270,521	827,491
Others	5,891	5,553
Total	2,620,586	1,490,866
Less: accumulated depreciation	(510,809)	(391,131)
Less: accumulated impairment (1)	(11,481)	(13,460)
Net carrying amount	2,098,296	1,086,275

(1)	No impairment loss on property, plant and equipment was recognized for the six months ended June 30, 2026 and 2025.

Construction in progress primarily represents the construction of AI and mining datacenters and includes mining rigs and related equipment transferred from inventories, following a change of use from sale to own mining, that have not yet been placed into service. Refer to Note 7 for details of the inventories reclassified to property, plant and equipment.

Depreciation expenses were US$190.6 million and US$33.4 million for the six months ended June 30, 2026 and 2025, respectively.

For the six months ended June 30, 2026 and 2025, additions to construction in progress included capitalized interest of US$2.7 million and US$3.8 million, respectively, arising from borrowings comprising convertible senior notes and borrowings from a related party.

As of June 30, 2026, the Group has provided certain mining rigs as collateral in connection with certain loan arrangements with BIT Group. The carrying amount of the mining rigs provided as collateral amounted to approximately US$834.6 million. Refer to Note 20 for details of the loan arrangements.